Rule 497(e)
1940 Act File No. 811-09997
1933 Act Registration No. 333-40128

BAIRD FUNDS, INC.

Supplement to the Summary Prospectus
Supplement to the Prospectus

Dated May 1, 2020

Chautauqua International Growth Fund
Chautauqua Global Growth Fund

In recognition of the confidence that she has earned from the Chautauqua Capital Management team as a manager, and to better balance Brian Beitner’s workload, Haicheng Li will be assuming the role as Managing Partner of Baird’s Chautauqua Capital Management division, effective January 4, 2021. In addition, on that date, in furtherance of Chautauqua Capital Management’s team approach to investing, Mr. Beitner’s and Ms. Li’s roles as Lead Portfolio Manager and Co-Lead Portfolio Manager, respectively, of the Chautauqua International Growth Fund and Chautauqua Global Growth Fund (collectively, the “Chautauqua Funds”) will change to Portfolio Managers, and along with Portfolio Managers Jesse Flores and Nathaniel Velarde they will continue to be jointly responsible for the investment management of the Chautauqua Funds.
As a result of these changes, the table of Portfolio Managers on page 7 of the Summary Prospectus for the Chautauqua International Growth Fund, on page 6 of the Summary Prospectus for the Chautauqua Global Growth Fund and pages 36 and 44 of the Prospectus for the Chautauqua Funds is deleted in its entirety and replaced with the following table, effective January 4, 2021:

Name	Portfolio Manager of the Fund Since	Title
Brian Beitner, CFA	2016	Portfolio Manager of the Fund, Partner of the Advisor’s Chautauqua Capital Management Division, and Managing Director of the Advisor
Jesse A. Flores, CFA	2020	Portfolio Manager of the Fund, Partner of the Advisor’s Chautauqua Capital Management Division, and Director of the Advisor
Haicheng Li, CFA	2020	Portfolio Manager of the Fund, Managing Partner of the Advisor’s Chautauqua Capital Management Division, and Director of the Advisor
Nathaniel R. Velarde	2020	Portfolio Manager of the Fund, Partner of the Advisor’s Chautauqua Capital Management Division, and Director of the Advisor

In addition, the section of the Prospectus entitled “International Growth Fund and Global Growth Fund” beginning on page 64 of the Prospectus is deleted in its entirety and replaced as follows, effective January 4, 2021:

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International Growth Fund and Global Growth Fund
Brian Beitner, Jesse Flores, Haicheng Li and Nathaniel Velarde co-manage the Chautauqua International Growth Fund and Chautauqua Global Growth Fund. All members of the team share decision-making responsibilities for the Funds.
Brian Beitner, CFA
Mr. Beitner serves as a portfolio manager of the International Growth and Global Growth Funds. Mr. Beitner is a Managing Director of the Advisor and Partner of the Advisor’s Chautauqua Capital Management division. Mr. Beitner has over 34 years of investment management experience. Mr. Beitner joined the Advisor in January 2016. Prior to joining the Advisor, Mr. Beitner served as Managing Partner and Chief Investment Officer of Chautauqua Capital Management, LLC, an asset management firm founded by Mr. Beitner in 2009. From November 1998 to December 2008 he was a Portfolio Manager at Trust Company of the West. Mr. Beitner received his undergraduate degree and his MBA from the University of Southern California and he is a CFA charterholder.
Jesse A. Flores, CFA
Mr. Flores serves as a portfolio manager of the International Growth and Global Growth Funds. Mr. Flores is a Director of the Advisor and Partner of the Advisor’s Chautauqua Capital Management division. He joined Chautauqua Capital upon earning his MBA. Before graduate school, Mr. Flores was an investment analyst at Blavin & Company where he was a generalist responsible for both equity and high-yield debt securities. Additionally, he covered U.S. semiconductors and hardware as a research analyst at Lehman Brothers and Roth Capital Partners. Mr. Flores has a bachelor’s degree from Cornell University (McMullen Dean’s Scholar, Rawlings Presidential Research Scholar) and an MBA from the Stanford Graduate School of Business. He is a CFA charterholder.
Haicheng Li, CFA
Ms. Li serves as a portfolio manager of the International Growth and Global Growth Funds. Ms. Li is a Director of the Advisor and Managing Partner of the Advisor’s Chautauqua Capital Management division. Prior to joining the Advisor in 2016, Ms. Li worked 14 years as a senior vice president, senior analyst and portfolio manager at TCW Group with specific expertise in healthcare. Ms. Li earned an MBA from Stanford, a master’s degree in biological and biomedical sciences from Harvard’s Graduate School of Arts and Sciences and a master’s degree in medical sciences from Harvard Medical School, where she was a research fellow. Ms. Li graduated summa cum laude from Rutgers University and was awarded a prestigious Phi Beta Kappa key for academic achievement. Ms. Li is a CFA charterholder.
Nathaniel R. Velarde
Mr. Velarde serves as a portfolio manager of the International Growth and Global Growth Funds. Mr. Velarde is a Director of the Advisor and Partner of the Advisor’s Chautauqua Capital Management division. Prior to joining the Advisor in 2019, Mr. Velarde was senior vice president, global equity analyst at PIMCO. Mr. Velarde also spent 7 years at Nuveen Investments in the Tradewinds Global Investors and NWQ Investment Management divisions as managing director, senior equity analyst and director of research. Prior to Nuveen, Mr. Velarde served as vice president, equity analyst at TCW Group primarily covering industrials, business services and basic materials. Mr. Velarde earned a bachelor’s degree in economics and an MBA with concentrations in finance and strategic management from the University of Chicago, and a Master’s of Information and Data Science from the University of California - Berkeley.
This supplement should be retained with your Summary Prospectus and Prospectus for future reference. The date of this Prospectus Supplement is January 4, 2021.
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